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                                                                    Exhibit 99.2



                          NOTICE OF GUARANTEED DELIVERY
                          TO BE USED IN CONNECTION WITH


                       ORANGE AND ROCKLAND UTILITIES, INC.

                                OFFER TO EXCHANGE
                                       ITS
                      6-1/2% DEBENTURES DUE 2027 (SERIES F)
                           FOR ANY AND ALL OUTSTANDING
                      6-1/2% DEBENTURES DUE 2027 (SERIES E)

   As set forth in the Prospectus dated January 22, 1998 (the "Prospectus") of ORANGE AND ROCKLAND UTILITIES, INC. (the "Company"), in the section entitled "The Exchange Offer" and in the accompanying Letter of Transmittal, which together with the Prospectus constitute the Company's offer (the "Exchange Offer"), this form, or one substantially equivalent hereto, must be used by any holder of the Company's 6-1/2% Debentures Due 2027 (Series E) (the "Old Debentures") who wishes to tender Old Debentures pursuant to the Exchange Offer and (i) whose Old Debentures are not immediately available, (ii) who cannot deliver the Old Debentures or other required documents to the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date or (iii) who is unable to complete the book-entry transfer on a timely basis. Such form may be delivered by facsimile transmission, if applicable, mail or hand delivery to the Exchange Agent.

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THE COMPANY WILL ACCEPT ALL OLD DEBENTURES TENDERED PRIOR TO 5:00 P.M., NEW YORK
CITY TIME, ON FEBRUARY 25, 1998 UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN AT ANY TIME PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.
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                             The Exchange Agent is:
                              THE BANK OF NEW YORK

    By Facsimile:         By Registered or Certified mail,         Confirm by
                             Overnight Courier or Hand             Telephone:
    (212) 815-5915
      Attention:                The Bank of New York             (212) 815-5092
Corporate Trust Office           101 Barclay Street
                                 New York, NY 10286
                         Attention: Corporate Trust Office

   DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN TO THE ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.
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               PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

      The undersigned hereby tenders to Orange and Rockland Utilities, Inc. upon the terms and subject to the conditions set forth in the Prospectus dated January 22, 1998 (the "Prospectus") and the related Letter of Transmittal (which together with the Prospectus constitute the "Exchange Offer"), receipt of which is hereby acknowledged, the aggregate principal amount of Old Debentures set forth below pursuant to the guaranteed delivery procedures set forth under the section of the Prospectus entitled "The Exchange Offer."

________________________________________________________________________________
      OLD DEBENTURE CERTIFICATE NUMBERS              PRINCIPAL AMOUNT TENDERED
               (IF AVAILABLE)
________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

If Old Debentures will be tendered by book-entry transfer to The Depository Trust Company:

                                                     SIGN HERE


                                    ____________________________________________
                                                    Signatures(s)
Name of Tendering Institution:

_______________________________     ____________________________________________

                                    ____________________________________________
                                                Name(s) (Please Print)

Account No.____________________     ____________________________________________

                                    ____________________________________________
                                                       Address

                                    ____________________________________________

                                    ____________________________________________
                                    City             State              Zip Code

                                    ____________________________________________
                                             Area Code and Telephone No.

                                    Date:_______________________________________


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                                    GUARANTEE
                     (NOT TO BE USED FOR SIGNATURE GUARANTY)

      The undersigned, an institution that is a member of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or is a commercial bank or trust company having an office or correspondent in the United States (an "Eligible Guarantor Institution"), guarantees (a) that the above named person(s) "own(s)" the Old Debentures tendered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, (b) that such tender of Old Debentures complies with Rule 14e-4 and
(c) delivery to the Exchange Agent of either the Old Debentures tendered hereby in proper form for transfer, or confirmation of the book-entry transfer of such Old Debentures into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Prospectus, and any other documents required by the Letter of Transmittal, all by 5:00 p.m., New York City time, on the third New York Stock Exchange trading day following the Expiration Date.

                                    SIGN HERE

________________________________________________________________________________
                  Eligible Guarantor Institution (Please Print)

________________________________________________________________________________


________________________________________________________________________________
                                  Signature(s)

________________________________________________________________________________


________________________________________________________________________________
                             Name(s) (Please Print)

________________________________________________________________________________


________________________________________________________________________________
                                     Address

________________________________________________________________________________
City                                  State                             Zip Code

________________________________________________________________________________
                           Area Code and Telephone No.

Date: ____________________________


     DO NOT SEND OLD DEBENTURES WITH THIS FORM. ACTUAL TENDER OF OLD DEBENTURES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A COPY OF THE PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.


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                                  INSTRUCTIONS

    1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth on the cover hereof prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and all other required documents to the Exchange Agent is at the election and risk of the holder but, except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. If such delivery is by mail, it is recommended that the holder use properly insured, registered mail with return receipt requested. For a full description of the guaranteed delivery procedures, see the section of the Prospectus entitled "The Exchange Offer". In all cases, sufficient time should be allowed to assure timely delivery. No Notice of Guaranteed Delivery should be sent to the Company.

    2. SIGNATURE ON THIS NOTICE OF GUARANTEED DELIVERY; GUARANTEE OF SIGNATURES. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Old Debentures referred to herein, the signature must correspond with the name(s) as written on the face of the Old Debentures without alteration, enlargement or any change whatsoever.

    If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Old Debentures listed, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers signed as the name(s) of the registered holder(s) appear(s) on the face of the Old Debentures without alteration, enlargement or any change whatsoever.

    If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of the authority so to act must be submitted with this Notice of Guaranteed Delivery.

    3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance or for additional copies of the Prospectus and the Letter of Transmittal may be directed to the Exchange Agent at its address or telephone number set forth on the cover hereof.


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